EXHIBIT 10.70

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


               THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), entered into as of September 24, 2004, is by and among NELNET, INC. ("NELNET"), a corporation duly organized and validly existing under the laws of the State of Nebraska and formerly known as Nelnet Loan Services, Inc., NATIONAL EDUCATION LOAN NETWORK, INC. ("NETWORK"), a corporation duly organized and validly existing under the laws of the State of Nevada and formerly known as Nelnet, Inc. (NETWORK and NELNET, herein individually a "Borrower" and collectively "Borrowers"), and M&I MARSHALL & ILSLEY BANK ("M&I"), SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK (individually "Bank" and collectively the "Banks") and M&I, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

               WHEREAS, the Borrowers, the Agent and the Banks are parties to that certain Credit Agreement dated as of September 25, 2003 (the "Credit Agreement"), pursuant to which the Banks have agreed to make certain loans to the Borrower upon the terms and subject to the conditions set forth therein; and

               WHEREAS, the Borrowers have issued to the Banks their CP Notes (the "Existing CP Notes"), each dated September 25, 2003, in the aggregate principal amount of $35,000,000 and their Revolving Notes (the "Revolving Notes"), each dated September 25, 2003, in the aggregate principal amount of $35,000,000; and

               WHEREAS, as of the date of this Amendment there are no outstanding Loans under the Credit Agreement; and

               WHEREAS, the Borrowers have requested that the Agent and the Banks modify the terms and conditions of the Credit Agreement, including to: (a) extend the term of this Agreement to September 23, 2005; (b) increase the aggregate CP Commitment, (c) amend the Applicable Rate, (d) amend certain covenants of the Borrowers, and (e) make certain other modifications to the Credit Agreement; and

               WHEREAS, the Agent and the Banks are agreeable to such modifications on the terms and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto hereby agree as follows:


                1. DEFINITIONS. All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms by the Credit Agreement.

                2. COMMERCIAL PAPER FACILITY. The Borrowers request that the aggregate commitment of the Banks to make CP Loans pursuant to Article II of the Credit Agreement be increased to an aggregate CP Commitment of $50,000,000, allocated among the Banks as set forth in Exhibit A hereto. Any loans made pursuant any Bank's CP Commitment shall be evidenced by the new CP Note of the Borrowers in favor of such Bank in the form of Exhibit B annexed hereto (each a "New CP Note" and, collectively, the "New CP Notes") to be dated September 24, 2004. The New CP Notes shall be issued in the aggregate principal amount of $50,000,000 in substitution for and replacement of, but not as a novation of, the Existing CP Notes, and shall be executed by the Borrowers and delivered to the Banks against return of the Existing CP Notes to the Borrowers.

                3. AMENDMENTS TO CREDIT AGREEMENT. Upon satisfaction of the conditions set forth in Section 6 below and effective as of the date hereof, the Credit Agreement shall be amended as follows:

                a. All references to the Credit Agreement in the Credit Agreement and in any of the Notes or Loan Documents shall refer to the Credit Agreement as amended hereby.

                b. All references in the Credit Agreement to the CP Notes issued thereunder and the Loans evidenced thereby shall refer to the New CP Notes issued hereunder and the Loans evidenced thereby.

                c. The following definitions shall be added to Section A of the Credit Agreement, reading as follows:

                                "Amendment No. 1" means that certain Amendment
                        No. 1 to Credit Agreement, dated as of September 24, 2004, among the Borrowers, the Agent and the Banks.

                                "Amendment No. 1 Closing Date" means September
                        24, 2004.

                                "Exchange Act" means the Securities Exchange Act
                        of 1934, as amended, and the rules and regulations issued thereunder.

                d. The definition of "Consolidated Tangible Net Worth" set forth in Section A of the Credit Agreement shall be amended by replacing the reference in clause (b) thereof to "December 31, 2002" with a reference to "December 31, 2003" and by amending clause (d) thereof in its entirety to read as follows:

                        minus (d) the amount of deferred income tax assets;

                e. The definition of "Funded Debt" set forth in Section A of the Credit Agreement shall be amended in its entirety to read as follows:

                                "Funded Debt" means, at the time of
                        determination, all the Debt of Borrowers and the Regular Subsidiaries under this Agreement, including the Revolving Credit Facility under Article I, outstanding Commercial Paper and CP Loans under Article II, and all other Debt of any Borrower or Regular Subsidiary, measured on a consolidated basis, that has actually been funded and is outstanding at such time, whether or not such amount is due or payable at such time.

                f. The definition of "Maturity Date" set forth in Section A of the Credit Agreement shall be amended in its entirety to read as follows:

                                "Maturity Date" means September 23, 2005 (364
                        days from the Amendment No. 1 Closing Date).

                g. The definition of "Permissible Withdrawal Amount" set forth in Section A of the Credit Agreement shall be amended in its entirety to read as follows:

                                "Permissible Withdrawal Amount" means, with
                        respect to any Asset Securitization as of a date of determination, the amount of assets which have been withdrawn under the terms of the Securitization Documents relating to that Asset Securitization during the four fiscal quarters then ending from the funds securing the securities backed by such assets and held by or on behalf of the trustee or other collateral agent for such securities; provided, however, that the Permissible Withdrawal Amount shall not include any amounts permitted to be withdrawn under the terms of such Securitization Documents only for limited purposes relating to such Asset Securitization, including the payment of debt service, administrative expenses, servicing fees and expenses, and other fees and expenses directly related to that Asset Securitization and the securities backed by such assets.

                h. The definition of "Termination Date" set forth in Section A of the Credit Agreement shall be amended to delete the reference to Section 2.1 and insert in its place a reference to Section 1.1.

                i. The second sentence of Section 3.3 of the Credit Agreement shall be amended to read in its entirety as follows:

                                The term "Applicable Rate" means the Adjusted
                        Libor Rate plus one and three quarters percent (1.75%) per annum.

                j. Section 3.10 of the Credit Agreement shall be amended in its entirety to read as follows:

                             Section 3.10.  Facility Fee.

                             Borrowers agree, jointly and severally, to pay to
                      the Agent for the pro rata benefit of the Banks a facility fee calculated at a per annum rate equal to one-quarter of one percent (0.25%): (i) for the period from and including the Closing Date through the Termination Date, on the amount of the Revolving Commitment, payable in arrears on the Quarterly Payment Dates (prorated for the first quarter if less than a full quarter) and on the Termination Date and (ii) for the period from and including the Amendment No. 1 Closing Date through the Maturity Date, on the amount of the CP Commitment, payable in advance on the Amendment No. 1 Closing Date.

                k. Section 7.1(a) of the Credit Agreement shall be amended to insert the following proviso at the end thereof:

                        provided, however, that for any annual period for which NELNET is required, pursuant to the Exchange Act, to file an annual report on Form 10-K with the Securities and Exchange Commission, the requirements of this
                        Section 7.1(a) will be deemed satisfied if the Borrowers provide a copy of the report so filed within the time such report is required to be filed with the Securities and Exchange Commission;

                l. Section 7.1(b) of the Credit Agreement shall be amended to insert the following proviso at the end thereof:

                        provided, however, that for any quarterly period for which NELNET is required, pursuant to the Exchange Act, to file a quarterly report on Form 10-Q with the Securities and Exchange Commission, the requirements of this Section 7.1(b) will be deemed satisfied if the Borrowers provide a copy of the report so filed within the time such report is required to be filed with the Securities and Exchange Commission;

                m.      Section 8.1 of the Credit Agreement shall be amended to:

                        i.      remove "and" at the end of subsection (i);

                        ii. replace "." with "; and" at the end of subsection (j); and

                        iii. add a new subsection (k) reading in its entirety as follows:

                                (k) Other unsecured Debt in an aggregate amount
                        outstanding from time to time not to exceed the lesser of (i) 50% of the Consolidated Tangible Net Worth of Borrowers and their Subsidiaries as of the most recent date for which financial statements are then required to have been delivered and (ii) $185,000,000; provided that
                        (u) the Borrowers shall have provided 30 days advance written notice to the Agent of their intention to incur any such Debt, (w) the Borrower shall have provided prior to the incurrence of such Debt a certificate signed by an appropriate officer of each Borrower demonstrating compliance with this subsection (k) and compliance with the financial covenants set forth in
                        Article IX of this Agreement on a pro forma basis, after giving effect to the proposed incurrence of Debt, as of the most recent date for which financial statements are then required to have been delivered, (x) the Agent and the Banks shall be satisfied that such incurrence of Debt will not result in a downgrade in the Standard & Poor's Rating Group's rating of the unsecured long-term debt of the Borrowers and their Subsidiaries, (y) the terms and conditions of each instrument, document and agreement evidencing or governing such Debt shall be no more restrictive than the terms and conditions of the Loan Documents, and (z) no Default or Event of Default shall have occurred and be continuing or would result therefrom.

                n. Section 8.4 of the Credit Agreement shall be amended by replacing the proviso therein with the following:

                        PROVIDED, HOWEVER, that if no Default exists or would result after giving pro forma effect thereto, (a) Parent may declare and pay dividends on account of its Equity Interests and (b) Parent may redeem, purchase, retire, or otherwise acquire its Equity Interests, provided that the aggregate amount paid by Parent for the redemption, purchase, retirement or other acquisition of its Equity Interests, plus the aggregate amount of the prepayments made under the permissions of Section 8.10 during any twelve-month period ending during the term of this Agreement, shall not exceed an aggregate amount equal to One Million Dollars ($1,000,000).

                o. Section 8.5(i)(ii) of the Credit Agreement shall be amended in its entirety to read as follows:

                                (ii) Consideration. Either (a) the
                        consideration, regardless of form, including assumption of debt, given by the purchaser in connection with the transaction, shall not exceed, when aggregated with all other transactions under this subsection during the preceding 12 months, 15% of the Consolidated Tangible Net Worth of Borrowers and their Subsidiaries as of the most recent date for which financial statements are then required to have been delivered or (b) no Loan Obligations are outstanding hereunder; provided, however, that purchases of portfolios of Student Loans in the normal course of business, without any payment of goodwill, going concern value or the like shall not be counted for purposes of the 15% limit;

                p. Section 8.10 of the Credit Agreement shall be amended in its entirety to read as follows:

                                Section 8.10. Prepayment or Payment of Debt.

                                Neither Borrower shall prepay, and shall not
                        permit any Regular Subsidiary to prepay, any Debt, except (i) the Obligations and (ii) if no Default exists or would result therefrom, Borrowers and their respective Regular Subsidiaries may pay any Debt if the aggregate amount of the payment made under the permissions of this Section 8.10 during any twelve-month period ending during the term of this Agreement, plus the aggregate amount paid by Borrowers for the redemption, purchase, retirement or other acquisition of its Equity Interests under the permissions of Section
                        8.4 during such twelve-month period, shall not exceed an aggregate amount equal to One Million Dollars ($1,000,000). In addition, provided that Borrowers deliver a certificate to Banks certifying that no Default or Event of Default exists.

                q. Section 9.1 of the Credit Agreement shall be amended in its entirety to read as follows:

                                Section 9.1. Consolidated Tangible Net Worth.

                                Borrowers and their Subsidiaries will at all
                        times maintain Consolidated Tangible Net Worth in an amount not less than the sum of (a) Two Hundred Fifty Million Dollars ($250,000,000) plus (b) seventy-five percent (75%) of the positive Consolidated Net Income of Borrowers and their Subsidiaries for each fiscal quarter to have completely elapsed since December 31, 2003.

                r. Section 9.4 of the Credit Agreement shall be amended in its entirety to read as follows:

                                Section 9.4. Minimum Loan Loss Reserve to Total
                        Student Loans.

                                At the end of each fiscal quarter beginning with
                        the quarter ended September 30, 2004, Borrowers and their Subsidiaries will maintain a Loan Loss Reserve of at least 0.040% of Total Student Loans.

                s. Exhibit D to the Credit Agreement (Compliance Certificate) shall be amended in its entirety such that it is replaced by Exhibit C to this Amendment.

                t. Exhibit H to the Credit Agreement (Schedule of Banks) shall be amended in its entirety such that it is replaced by Exhibit A to this Amendment.

                u. Schedule 6.14 to the Credit Agreement (Subsidiaries) shall be amended in its entirety such that it is replaced by Exhibit D to this Amendment.

                4. Conditions: Notwithstanding the foregoing, this Amendment shall not become effective unless and until (x) this Amendment has been approved in writing by the Borrowers, the Agent and the Banks; and (y) the Borrowers shall have delivered each of the following to the Agent, in form and substance satisfactory to the Agent and the Banks:

                a. Resolutions of the Board of Directors of each Borrower and each Obligated Party certified by its Secretary or an Assistant Secretary which authorize its execution, delivery, and performance of the Amendment and the New CP Notes or the Guaranty, as applicable;

                b. A certificate of incumbency for each Borrower and each Obligated Party certified by its Secretary or an Assistant Secretary certifying the name of each of its officers (i) who is authorized to sign the Amendment and the New CP Notes to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of each such officer and (ii) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Amendment, the Credit Agreement and the transactions contemplated hereby and thereby;

                c. The certificate of incorporation of each Borrower and each Obligated Party certified by the Secretary of State of the state of its incorporation and dated a current date;

                d. The bylaws of each Borrower and each Obligated Party certified by its Secretary or an Assistant Secretary;

                e. Certificates of the appropriate government officials of the state of incorporation of each Borrower and each Obligated Party as to their respective existence, authority to do business and good standing, as applicable, in such states, each dated a current date;

                f. The New CP Notes executed by each Borrower;

                g. A favorable opinion of legal counsel to Borrowers and the Obligated Parties as to such matters as the Bank may reasonably request;

                h. The Acknowledgment of Guarantors attached hereto, executed by each party to the Guaranty;

                i. A Subsidiary Joinder Agreement, in the form attached hereto as Exhibit E, executed by any Regular Subsidiary of either Borrower that is not currently party to the Guaranty.

                j. Payment to the Agent of a fee pursuant to the fee letter between the Borrowers and the Agent;

                k. Payment to the Agent of the $125,000 facility fee for the CP Commitment pursuant to Section 3.10(ii);

                l. Payment of all other fees and expenses payable by the Borrowers pursuant to the Credit Agreement as amended hereby; and

                m. Such other documents as the Agent or its counsel may reasonably request.

                5. OTHER FACILITIES. Each of the Borrowers represents and warrants to the Agent and the Banks that each of the Bank of America Facility and the F&M Facility has been terminated and paid in full and that there is no F&M Replacement Facility in effect.

                6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers repeats and reaffirms the representations and warranties set forth in Article VI of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date. Each of the Borrowers also represents and warrants that the execution, delivery and performance of this Amendment, and the documents required herein, are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders such Borrower; (ii) violate any provision of the articles of incorporation or by-laws of such Borrower or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or any subsidiary of such Borrower; (iii) require the consent or approval of, or filing a registration with, any governmental body, agency or authority; or (iv) result in any breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of such Borrower or any subsidiary of such Borrower pursuant to, any indenture or other agreement or instrument under which such Borrower or any subsidiary of such Borrower is a party or by which it or its properties may be bound or affected. This Amendment constitutes legal, valid and binding obligations of each Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy or similar laws affecting the enforceability of creditors' rights generally.

                7. OBLIGATIONS ENFORCEABLE, ETC. Each Borrower acknowledges and agrees that its obligations under the Credit Agreement and the Notes are not subject to any offset, defense or counterclaim assertable by such Borrower and that the Credit Agreement, the Notes and the Loan Documents are valid, binding and fully enforceable according to their respective terms. Except as expressly provided above, the Credit Agreement and the Loan Documents shall remain in full force and effect, and this Amendment shall not release, discharge or satisfy any present or future debts, obligations or liabilities to the Agent and the Banks of either Borrower or of any debtor, guarantor or other person or entity liable for payment or performance of any of such debts, obligations or liabilities of either Borrower, or any security interest, lien or other collateral or security for any of such debts, obligations or liabilities of either Borrower or such debtors, guarantors, or other persons or entities, or waive any default, and the Agent and the Banks expressly reserve all of their rights and remedies with respect to each Borrower and all such debtors, guarantors or other persons or entities, and all such security interests, liens and other collateral and security. This is an amendment and not a novation. Without limiting the generality of the foregoing, all present and future debts, obligations and liabilities of the Borrowers under the Credit Agreement, as amended, are and shall continue to be secured by the Security Agreements given by the Borrowers, and shall continue to be guaranteed by the Guaranty given by the Guarantors.

                8. FEES AND EXPENSES. Each Borrower shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by the Agent in connection with the preparation, execution and delivery of this Amendment. Each Borrower further acknowledges and agrees that such Borrower is and shall be responsible for the payment of other fees, expenses, costs and charges arising under or relating to the Loan Agreement, as amended hereby, and the Loan Documents, as set forth in Section 11.1 of the Credit Agreement.

                9. LIMITATION OF LIABILITY. None of the Agent, the Banks, or any Affiliate, officer, director, employee, attorney, or agent thereof, shall have any liability with respect to, and each Borrower and each Obligated Party hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential, exemplary or punitive damages suffered or incurred by either Borrower or any Obligated Party in connection with, arising out of, or in any way related to, this Amendment, the Credit Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Amendment, the Credit Agreement or any of the other Loan Documents.

                10. SURVIVAL. All representations and warranties made or deemed made in this Amendment in any document, statement, or certificate furnished in connection with this Amendment shall survive the execution and delivery of this Agreement and the making of the Loans under the Credit Agreement, and no investigation by the Banks or any closing shall affect the representations and warranties or the right of the Banks to rely upon them.

                11. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES THERETO.

                12. GOVERNING LAW; SUBMISSION TO JURISDICTION. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Wisconsin and applicable laws of the United States of America. BORROWERS AND EACH OBLIGATED PARTY HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS SITTING IN MILWAUKEE COUNTY, WISCONSIN, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BORROWERS AND EACH OBLIGATED PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH BORROWER AND EACH OBLIGATED PARTY AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION
11.13 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT OR ANY LOAN DOCUMENT SHALL AFFECT THE RIGHT OF THE AGENT OR THE BANKS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT OR THE BANKS TO BRING ANY ACTION OR PROCEEDING AGAINST EITHER BORROWER OR ANY OBLIGATED PARTY OR WITH RESPECT TO ANY OF THEIR RESPECTIVE PROPERTIES IN COURTS IN OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY EITHER BORROWER OR ANY OBLIGATED PARTY AGAINST THE AGENT OR THE BANKS SHALL BE BROUGHT ONLY IN A FEDERAL COURT LOCATED IN MILWAUKEE COUNTY, WISCONSIN.

                13. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                14. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision held to be invalid or illegal.

                15. CONSTRUCTION. Each Borrower, each Obligated Party, and the Banks acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Amendment and the New CP Notes with its legal counsel and that this Amendment and the New CP Notes shall be construed as if jointly drafted by the parties hereto.

                16. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH OBLIGATED PARTY HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE AGENT OR ANY BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.

                17. MISCELLANEOUS. This Amendment is solely for the benefit of the parties hereto and their permitted successors and assigns. No other person or entity shall have any rights under, or because of the existence of, this Amendment.

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                  NELNET, INC.

                                  By:        /s/ Terry J. Heimes
                                      ------------------------------------
                                      Its:
                                            ------------------------------


                                  NATIONAL EDUCATION LOAN NETWORK, INC.

                                  By:        /s/ Terry J. Heimes
                                      ------------------------------------
                                      Its:
                                            ------------------------------


                                  M&I MARSHALL & ILSLEY BANK, for itself and as Agent

                                  By:        /s/ PD Koepl
                                      ------------------------------------
                                      Its:   Senior Vice President
                                      ------------------------------------

                                  And:       /s/ Brendan Moran
                                      ------------------------------------
                                      Its:   Assistant Vice President
                                      ------------------------------------


                                  SUNTRUST BANK

                                  By:        /s/ Dawn Dorsey
                                      ------------------------------------
                                      Its:   Vice President
                                            ------------------------------


                                  FIRST NATIONAL BANK OF OMAHA

                                  By:        /s/ Brock Taylor
                                      ------------------------------------
                                      Its:   Officer
                                            ------------------------------


                                  FIFTH THIRD BANK

                                  By:        /s/ Mike Mendenhall
                                      ------------------------------------
                                      Its:   Corporate Banking Officer
                                      ------------------------------------

                          ACKNOWLEDGEMENT OF GUARANTORS

               The undersigned Guarantors hereby consent to the foregoing Amendment No. 1 to Credit Agreement (the "AMENDMENT"), and agree that their Guaranty Agreement dated September 25, 2003 in favor of the Agent for the benefit of the Secured Parties (the "Guaranty"), and all collateral or security therefor, shall remain in full force and effect notwithstanding the amendments made above and that the references to the "Credit Agreement" in the Guaranty shall refer to the Credit Agreement as amended by the Amendment.

               Dated September 24, 2004.


                                        CHARTER ACCOUNT SYSTEMS, INC.
                                        CLASSCREDIT, INC.
                                        EFS, INC.
                                        EFS SERVICES, INC.
                                        GUARANTEC, LLP
                                        IDAHO FINANCIAL ASSOCIATES, INC.
                                        INTUITION, INC.
                                        NATIONAL HIGHER EDUCATIONAL
                                           LOAN PROGRAM, INC.
                                        NELNET CANADA, INC.
                                        NELNET CORPORATE SERVICES, INC.
                                           (f/k/a Nelnet Corporation)
                                        NELNET GUARANTEE SERVICES, INC.
                                        NELNET MARKETING SOLUTIONS, INC.
                                        STUDENT PARTNER SERVICES, INC.
                                        UFS SECURITIES, LLC


                                        By:        /s/ Terry J. Heimes
                                            ------------------------------------
                                            Their:     Chief Financial Officer
                                                    ----------------------------


                                        SHOCKLEY FINANCIAL CORP.


                                        By:        /s/ Mark Portz
                                            ------------------------------------
                                            Its:   President
                                                  ------------------------------


                                                          EXHIBIT A

                                                       SCHEDULE OF BANKS

                                                                           Commercial  Commercial
                                                   Revolving   Revolving     Paper        Paper      Total         Total
                                                  Commitment  Percentage   Commitment  Percentage  Commitment    Commitment
        Bank             Address for Notice         Amount     Interest      Amount     Interest     Amount      Percentage
-------------------  -------------------------   ------------ ----------- ------------ ---------- ------------  -----------
M&I Marshall &       770 North Water Street      $17,500,000       50%    $17,500,000      35%    $35,000,000       41.2%
Ilsley Bank          Milwaukee, WI  53202

First National Bank  1620 Dodge Street, Stop      $7,500,000     21.4%    $12,500,000      25%    $20,000,000       23.5%
of Omaha             1196
                     Omaha, NE  68197

SunTrust Bank        76 South Laura Street,       $5,000,000     14.3%    $10,000,000      20%    $15,000,000      17.65%
                     20th Floor
                     Jacksonville, FL  32202

Fifth Third Bank     38 Fountain Square Plaza     $5,000,000     14.3%    $10,000,000      20%    $15,000,000      17.65%
                     MD 109046
                     Indianapolis, IN  46204

        Total                                    $35,000,000      100%    $50,000,000     100%    $85,000,000        100%

                                    EXHIBIT B

                                 PROMISSORY NOTE
                             COMMERCIAL PAPER LOANS


$__________                                                  September __, 2004

               FOR VALUE RECEIVED, the undersigned, NELNET, INC. and NATIONAL EDUCATION LOAN NETWORK, INC. ("Borrowers"), hereby, jointly and severally, promise to pay to the order of ________________________ (the "Bank"), at the Principal Office (defined in the Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, the principal amount of _______________ Million Dollars ($__________) or such lesser amount as shall equal the aggregate unpaid principal amount of the CP Loans made by the Bank to Borrowers under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

               Borrowers hereby authorize the Bank to record in its records the amount of each Loan made to Borrowers by the Bank and all payments of principal in respect to each such Loan, which records shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all such Loans; provided, however, that the failure to make such records with respect to any such Loan or payment shall not limit or otherwise affect the obligations of Borrowers under the Credit Agreement or this Note.

               This Note is one of the CP Notes referred to in the Credit Agreement dated as of September 25, 2003, among Borrowers, the Bank, M&I Marshall & Ilsley Bank, as Agent (the "Agent"), and certain other Lenders, as amended by Amendment No. 1 to Credit Agreement, dated as of September 24, 2004, among Borrowers, the Bank, the Agent, and certain other Lenders (such Credit Agreement, as the same may be further amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"), and evidences Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of CP Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

               This Note shall be governed by and construed in accordance with the laws of the State of Wisconsin and the applicable laws of the United States of America. This Note is performable in Milwaukee County, Wisconsin. Borrowers and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind except for those specifically provided for in the Credit Agreement, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party or part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                         NELNET, INC.


                                         By:
                                                -----------------------------
                                                Name:
                                                       ----------------------
                                                       Authorized Officer



                                         NATIONAL EDUCATION LOAN NETWORK, INC.


                                         By:
                                                -----------------------------
                                                Name:
                                                       ----------------------
                                                       Authorized Officer

                                    EXHIBIT C


                             Compliance Certificate

                             COMPLIANCE CERTIFICATE
                                     for the
                        quarter ending ________ __, ____

To:     M&I Marshall & Ilsley Bank
        777 North Water Street
        Milwaukee, Wisconsin  53202
        Attention:  _______________

Ladies and Gentlemen:

               This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 7.1(e) of that certain Credit Agreement dated as of September 25, 2003 (as amended, the "Agreement"), among NELNET, INC., NATIONAL EDUCATION LOAN NETWORK, INC. (together, the "Borrowers"), and M&I Marshall & Ilsley Bank, SunTrust Bank, First National Bank of Omaha and Fifth Third Bank (the "Banks"). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Credit Agreement. All the calculations set forth below shall be made pursuant to the terms of the Credit Agreement.

               The undersigned, a financial officer of Borrowers authorized under certified resolutions delivered to the Banks, in his capacity as such financial officer and not in his individual capacity, does hereby certify to the Bank that:

------ ---------------------------------------------------------------------- ------ --------- -------
1.     DEFAULT.
------ ---------------------------------------------------------------------- ------ --------- -------
       No Default exists under this Agreement, or, if a Default exists, I have described on the attached Exhibit "A "the nature thereof and the steps taken or proposed to remedy such Default.
------ -----------------------------------------------------------------------------------------------
                                                                                         Compliance
------ ----------------------------------------------------------------------------- -----------------
2.     SECTION 7.1 - Reporting Requirements.
------ ----------------------------------------------------------------------------- ----- ----- -----
                   (a)  Annual audited financial statements of Borrowers on a consolidated and consolidating basis within
                        90 days after the end of each fiscal year end or 10-K
                        (together with Compliance Certificate).                       Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (b)  Quarterly unaudited financial statements of Borrowers and their respective Subsidiaries on a
                        consolidated and consolidating basis within 45 days
                        after each fiscal quarter end or 10-Q (together with
                        Compliance Certificate).                                      Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (c)  Report listing Permissible Withdrawal Amounts and SLIMS
                        Commitment Amounts.                                           Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (d)  Annual Forecast                                               Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (e)  Report on Borrowers' and Subsidiaries' Student Loan
                        portfolio within 45 days after each fiscal quarter ends.      Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (f)  Annual audit report, SAS 70 report, servicer attestation
                        reports and lender attestation report.                        Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (g)  Student Loan and DOE and Guaranty Agency audit reports
                        within 45 days after each fiscal quarter ends.                Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (h)  Other                                                         Yes    No   N/A
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----

                                       17


3.     SECTION 7.12 -Servicing Performance.
------ ----------------------------------------------------------------------------- ----- ----- -----
       Has the guarantee applicable to any Student Loans owned or by either
       Borrower or any Subsidiary been reduced below 98%?                             Yes    No
------ ----------------------------------------------------------------------------- ----- ----- -----
4.     SECTION 8.5 - Investments.
------ ----------------------------------------------------------------------------- ----- ----- -----
                   (a)  Basket of loans to officers, directors,           $ 100,000
                        agents and employees
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (b)  Actual outstanding principal amount of loans      $ ______
                        to officers etc.
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                   (c) Total Acquisitions during period [Describe]
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (d)  Other investments pursuant to Section 8.5(k)
                        made in previous periods                           $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (e)  Other Investments in Subject Period [specify]      $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (f)  Sum of (c) minus (d) plus (e) plus (f)             $ ______
 ------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (g)  5% of Borrowers' consolidated net assets at        $ ______
                        book value
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (h)  Is (g) greater than (f)?                                      Yes    No
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----

5.     SECTION 9.1 - Consolidated Tangible Net Worth.
------ ----------------------------------------------------------------------------- ----- ----- -----
                   (a) Beginning Consolidated Tangible Net Worth. $250,000,000
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (b) 75% of Borrowers' and Subsidiaries positive
                        GAAP consolidated net income (for each             $ ______
                        completed fiscal quarter since December 31,
                        2003)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (c)  Required Consolidated Net Worth (the sum of        $ ______
                        (a) plus (b))
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (d) Actual Consolidated Tangible Net Worth as of quarter end:
------ ---- ------ ---- ------------------------------------------------------------ ----- ----- -----
                        (i)  Stockholders equity                           $ ______
------ ---- ----------- ----------------------------------------------- ------------ ----- ----- -----
                        (ii) Increase in stockholder's equity due          $ ______
                         to write-up
------ ---- ----------- ----------------------------------------------- ------------ ----- ----- -----
                        (iii) Intangibles                                  $ ______
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                        (iv) Deferred income tax assets                    $ ______
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                        (v)  Securities not marketable                     $ ______
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                        (vi) Cash held in sinking fund or other            $ ______
                             similar fund
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                        (vii) Shares of capital stock                      $ ______
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                        (viii) Minority interests                          $ ______
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                        (ix)  Sum of (ii) through (viii)                   $ ______
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                        (x)  (i) minus (ix)                                $ ______
------ ---------------- ----------------------------------------------- ------------ ----- ----- -----
                   (e) Is (x) greater than (c)?                                       Yes    No
------ ----------------------------------------------------------------------------- ----- ----- -----
6.     SECTION 9.2 - Maximum Leverage Ratio.
------ ----------------------------------------------------------------------------- ----- ----- -----
       1.               Calculation of Funded Debt
------ ---- ----------- ----------------------------------------------- ------------ ----- ----- -----
                   (a)  Revolving Loans plus interest                      $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (b)  Commercial Paper outstanding                       $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (c)  CP Loans plus interest                             $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (d)  Other funded Debt, including interest              $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (e)  Funded Debt (Sum of (a) through (d))               $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----

                                       18

------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
       2.               Calculation of Leverage Denominator
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----

------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
            2.1         Calculation of Adjusted EBTDA
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (a)  Borrowers and Regular Subsidiaries' EBTDA (as      $ ______
                        described on Schedule 1)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (b)  Pro Forma EBTDA as Prior Target or                 $ ______
                        attributable to Prior Target Assets (as
                        described on Schedule 2)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (c)  Prior Company or Prior Asset EBTDA (as             $ ______
                        detailed on Schedule 3)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (d)  Amount paid under participation agreements         $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (e)  Other adjustments approved by Agreement            $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (f)  Adjusted EBTDA sum of (a) and (b) minus (c)        $ ______
                        and (f) and plus or minus (e)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----

------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
            2.2         Calculation of SLIMS Difference
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----

------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (a)  Permissible Withdrawal Amount for each Asset       $ ______
                        Securitization
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                                                                           $ ------
------ ---- ----------- ----------------------------------------------- ------------ ----- ----- -----
                                                                           $ ------
------ ---- ----------- ----------------------------------------------- ------------ ----- ----- -----
                                                                           $ ------
------ ---- ----------- ----------------------------------------------- ------------ ----- ----- -----
                   (b)  Aggregate Permissible Withdrawal Amount sum of     $ ______
                        all items in (a)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (c)  SLIMS Commitment Amount for each Asset             $ ______
                        Securitization described in (a) representing       $ ______
                        sum of (1) required payments, (2) amounts          $ ______
                        required to be transferred and (3) pledged or      $ ______
                        secured amounts
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (d)  Aggregate SLIMS Commitment Amount sum of all       $ ______
                        items in (c)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (e)  SLIMS Difference [if (b) - (d) is negative         $ ______
                        number, enter 0]
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
            2.3         Calculation of Leverage Denominator
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----

------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (a)  Sum of 2.1(f) and 2.2(e)                           $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
            2.4         Calculation of ratios
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----

------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (a)  Line 1(e) / 2.3 (a)                                $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (b)  Maximum ratio                                     2.25 to 1
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (c)  Is line 2.4(b) less than 2.4(a)?                              Yes    No
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
7.     MINIMUM LOAN LOSS RESERVE TO TOTAL STUDENT LOANS
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (a)  Total Student Loans                                $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (b)  Reserves for bad loans                             $ ______
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (c)  Minimum % required                                   0.040%
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (d)  (b) / (a) times 100 (to convert to %)
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----
                   (e) Is (d) greater than (c)?                                       Yes   No
------ ---- ------ ---- ----------------------------------------------- ------------ ----- ----- -----


                                       19

8.     ATTACHED SCHEDULES
------ -----------------------------------------------------------------------------------------------
       Attached hereto as schedules are the calculations supporting the computations set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.
------ -----------------------------------------------------------------------------------------------
9.     FINANCIAL STATEMENTS.
------ -----------------------------------------------------------------------------------------------
       The financial statements attached hereto were prepared in accordance with
       GAAP and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.
------ -----------------------------------------------------------------------------------------------
10.    CONFLICT.
------ -----------------------------------------------------------------------------------------------
       In the event of any conflict between this compliance certificate and the
       Credit Agreement, the Credit Agreement shall control.
------ -----------------------------------------------------------------------------------------------

               IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _____
day of ________, ____.

                                  BORROWERS:

                                  NELNET, INC.


                                  By:
                                      ------------------------------------
                                      Name:
                                             ----------------------
                                             Authorized Officer



                                  NATIONAL EDUCATION LOAN NETWORK, INC.


                                  By:
                                      ------------------------------------
                                      Name:
                                             ----------------------
                                             Authorized Officer

                                   Schedule 1
                                       to
                             Compliance Certificate

                                BORROWERS' EBTDA

          CONSOLIDATED NET INCOME OF BORROWERS AND REGULAR SUBSIDIARIES


(a)  GAAP consolidated net income                                     $_________
(b)  Income of others not received                                    $_________
(c)  Investments to fund deficits or loss                             $_________
(d)  Income subject to restrictions                                   $_________
(e)  Income of a Target for periods prior to Acquisition              $_________
(f)  Gains realized upon the sale or refinancing of assets            $_________
(g)  Increases in book value of assets acquired                       $_________
(h)  Other extraordinary, non recurring, non-operating or
     non-cash gains                                                   $_________
(i)  Sum of (b) through (h)                                           $_________
(j)  Line (a) minus line (i)                                          $_________
(k)  Plus provisions for tax                                          $_________
(1)  Less benefit from tax                                            $_________
(m)  Plus amortization                                                $_________
(n)  Plus depreciation                                                $_________
(o)  Minus other non-cash credits                                     $_________
(p)  Plus interest and admin on SLIMS 2 and 3                         $_________
(p)  Borrowers' and the Regular Subsidiaries' EBTDA:  (j) plus (k),
     (m), (n) and (p) and less (l) and (o)                            $_________

                                   Schedule 2
                                       to
                             Compliance Certificate

                          Prior Target and Asset EBTDA

                                   Schedule 3
                                       to
                             Compliance Certificate

                               Prior Company EBTDA

                                    EXHIBIT D

                                  Subsidiaries

                                    EXHIBIT E

                          Subsidiary Joinder Agreement

                          SUBSIDIARY JOINDER AGREEMENT



               This SUBSIDIARY JOINDER AGREEMENT (the "Agreement") dated as of September 24, 2004 is executed by the undersigned (each an "Obligated Party") for the benefit of M&I MARSHALL AND ILSLEY BANK, as agent for itself and the other Secured Parties, in connection with that certain Credit Agreement dated September 25, 2003, among NELNET, INC., NATIONAL EDUCATION LOAN NETWORK, INC. (together the "Borrowers") and M&I MARSHALL & ILSLEY BANK, SUNTRUST BANK, FIRST NATIONAL BANK OF OMAHA and FIFTH THIRD BANK (formerly known as Fifth Third Bank, Indiana) (the "Banks"), as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 24, 2004 (as modified to date, and as it may be further modified from time to time, the "Credit Agreement", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

               Each Obligated Party is a newly formed or newly acquired Subsidiary (but not a Special Purpose Vehicle) and is required to execute this Agreement pursuant to the Credit Agreement.

               NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligated Party hereby agrees as follows:

        Each Obligated Party hereby assumes all the obligations of a "Guarantor" under the Guaranty and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Obligated Party irrevocably and unconditionally guarantees to the Agent and the Secured Parties the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Guaranty) upon the terms and conditions set forth in the Guaranty.

        This Agreement shall be deemed to be part of, and a modification to, the Guaranty and shall be governed by all the terms and provisions of the Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each Obligated Party enforceable against such Obligated Party. Each Obligated Party hereby waives notice of the Agent's or any Secured Party's acceptance of this Agreement.









                            [Signature page follows]

               IN WITNESS WHEREOF, each Obligated Party has executed this Agreement as of the day and year first written above.

                                    Obligated Party:


                                    NATIONAL EDUCATION LOAN OF NEW ENGLAND, INC.


                                    By:        /s/ Terry J. Heimes
                                        ------------------------------------
                                        Name:  Terry J. Heimes
                                              ------------------------------
                                        Title: Chief Financial Officer
                                               -----------------------------


                                    BST HOLDINGS, INC.


                                    By:        /s/ Terry J. Heimes
                                        ------------------------------------
                                        Name:  Terry J. Heimes
                                              ------------------------------
                                        Title: Chief Financial Officer
                                               -----------------------------